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                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the COMMON STOCK, $0.01 par value LODGENET ENTERTAINMENT CORPORATION and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

     In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 5th day of December, 2000.

                                   PAR INVESTMENT PARTNERS, L.P.
                                   By: PAR GROUP, L.P.
                                       its general partner
                                   By: PAR CAPITAL MANAGEMENT, INC.
                                       its general partner
By:                                    /s/ Frederick S. Downs, Jr.
                                       ----------------------------------------
                                       Frederick S. Downs, Jr., Vice President


                                   PAR GROUP, L.P.
                                   By: PAR CAPITAL MANAGEMENT, INC.,
                                       its general partner

                                   By: /s/ Frederick S. Downs, Jr.
                                      -----------------------------------------
                                      Frederick S. Downs, Jr., Vice President


                                   PAR CAPITAL MANAGEMENT, INC.

                                   By: /s/ Frederick S. Downs, Jr.
                                      -----------------------------------------
                                      Frederick S. Downs, Jr., Vice President











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